Exhibit 99.1

150103

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Designation

(PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

Dominovas Energy Corporation

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X /s/ Neal Allen

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 1-5-15

CERTIFICATE OF DESIGNATION OF THE
PREFERENCES AND RIGHTS
OF
SERIES A PREFERRED STOCK
OF
DOMINOVAS ENERGY CORPORATION
_________________

The undersigned, Neal Allen, does hereby certify that:

A.         He is the duly acting Chief Executive Officer of Dominovas Energy Corporation, a corporation organized and existing under the laws of the State of Nevada (the “Corporation”).

B.         Pursuant to authority conferred upon the Board of Directors by the Corporation’s Articles of Incorporation, and pursuant to the provisions of Chapter 78 of the Nevada Revised Statutes, said Board of Directors, pursuant to taking action by written consent on September 20, 2016, approved and adopted a resolution, pursuant to its authority as aforesaid, to (1) fix the rights, preferences, privileges and restrictions of, and the number of shares comprising, the Corporation’s Series A Preferred Stock, and (2) to authorize this Certificate of Designation for the Series A Preferred Stock, the Corporation has the authority to issue, as follows:

RESOLVED, that the Board of Directors, pursuant to authority given by the Corporation’s Articles of Incorporation, does hereby provide for the issuance of a series of preferred stock and does hereby fix and determine the rights, preferences, privileges and restrictions, and the number of shares constituting such Series, and other matters relating to the Series A Preferred Stock and the designation of such series, set forth below.

C.         The Board of Directors does hereby provide for the issuance of a series of preferred stock and does hereby fix and determine the rights, preferences, privileges and restrictions, and the number of shares and other matters relating to the Series A Preferred Stock, as follows:

TERMS OF SERIES A PREFERRED STOCK

1.         Number and Designation.  This series shall consist of fifty-one (51) shares of Preferred Stock of the Corporation that shall be designated the Series A Preferred Stock (“Series A Preferred Stock”). The number of authorized shares of Series A Preferred Stock may be reduced to the extent any shares are not issued and outstanding by further resolution duly adopted by the Board of Directors of the Corporation and by filing amendments to the Certificate of Designation pursuant to the provisions of the Nevada Revised Statutes stating that such reduction has been so authorized, but the number of authorized shares of this Series shall not be increased except pursuant to majority vote of the Series A Holders. None of the shares of Series A Preferred Stock have been issued.

2.         Dividends. When and as any dividend or distribution is declared or paid by the Corporation on Common Stock, whether payable in cash, property, securities or rights to acquire securities, the Series A Holders will be entitled to participate with the holders of Common Stock in such dividend or distribution as set forth in this Section 2. At the time such dividend or distribution is payable to the holders of Common Stock, the Corporation will pay to each Series A Holder such holder’s share of such dividend or distribution equal to the amount of the dividend or distribution per share of Common Stock payable at such time multiplied by the number of shares of Common Stock the shares of Series A Preferred Stock held by such holder are convertible into.

3.         Voting Rights.

A.         Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding shares of Common Stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator.  For purposes of illustration only, if the total issued and outstanding shares of Common Stock eligible to vote at the time of the respective vote is 5,000,000, the voting rights of one share of Series A Preferred Stock shall be equal to 102,036 votes, (0.019607 x 5,000,000/ 0.49 – 0.019607 x 5,000,000 = 102,036).  With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series A Preferred Stock shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Articles of Incorporation or bylaws.  If the Corporation effects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Series A Preferred Stock shall not be subject to adjustment unless specifically authorized.  So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, and shall cause its subsidiaries note to, without the affirmative vote of the Holders of the Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock, (b) alter or amend this Certificate of Designation, (c) amend its Articles of Incorporation, bylaws or other charter documents so as to affect adversely any rights of any Holders of the Series A Preferred Stock, (d) increase the authorized or designated number of shares of the Series A Preferred Stock, (e) issue any additional shares of Series A, or (f) enter into any agreement with respect to the foregoing.    In the event the Corporation shall at any time on or after the date that Series A Preferred Stock has been issued (“Distribution Date”) declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater (but not lesser) number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

B.         Except as otherwise provided herein, in the Certificate of Incorporation, in any other Certificate of Designations creating a series of Preferred Stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

C.         In addition to any other rights provided by law, so long as any Series A Preferred Stock is outstanding, the Corporation, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of such outstanding shares of Series A Preferred Stock, will not amend or repeal any provision of, or add any provision to, the Corporation’s Certificate of Incorporation or By-Laws if such action would materially adversely affect the voting rights of, or the other rights, preferences or restrictions provided for the benefit of, any Series A Preferred Stock.

D.         Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.         Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

A.         Right to Convert. Subject to Section 4(d) below, each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into one (1) share of fully paid and non- assessable Common Stock (the “Conversion Rate”).

B.         Mechanics of Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid.

Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offering of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series A Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive Common Stock upon conversion of such Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of such sale of securities.

C.         Split, Subdivision and Distribution Adjustments. In the event the Corporation should at any time or from time to time after the issuance of any Series A Preferred Stock fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the applicable Conversion Rate of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be increased in proportion to such increase of the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

D.         Combination Adjustments. If the number of shares of Common Stock outstanding at any time after the issuance of shares of the Series A Preferred Stock is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Rate for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

E.         Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of the number of shares of Common Stock deliverable upon conversion of the Series A Preferred Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 4.E. (including adjustment of the Conversion Rate then in effect and the number of shares issuable upon conversion of the Series A Preferred Stock) shall be applicable after that event.

F.         No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series A Preferred Stock against impairment.

G.         Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the Corporation’s Articles of Incorporation.

5.         Liquidation.

A.         Preferred Stock Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of the Corporation’s Preferred Stock entitled, by reason of their ownership of Preferred Stock, to receive the preferential amount, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Series A Preferred Stock and Common Stock, shall be paid such preferential amount prior to any distribution of any assets of the Corporation to the holders of Series A Preferred Stock and Common Stock.

B.         Remaining Distribution. Upon the completion of the distribution required by Section 5.A., above, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among the holders of the Series A Preferred Stock, the Preferred Stock and the Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Series A Preferred Stock).

6.         Miscellaneous.

A.         Registration of Transfer. The Corporation will keep at its principal office a register for the registration of Series A Preferred Stock. Upon the surrender of any certificate representing Series A Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation’s expense) a new certificate or certificates in exchange therefore representing in the aggregate the number of shares represented by the surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate.

B.         Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate representing the number of shares represented by such lost, stolen, destroyed or mutilated certificate.

C.         Priority. The Series A Preferred Stock shall be senior to the Corporation’s outstanding Common Stock referred to herein as “Junior Securities”. The Corporation may not hereafter issue any series of Preferred Stock that may be treated in pari passu or senior to the Series A without the consent of the holders of a majority of the outstanding Series A Preferred Stock at the time.

D.         Amendment and Waiver. No amendment, modification or waiver will be binding or effective with respect to any provision hereof without the prior approval of a majority of the outstanding shares of Series A Preferred Stock; provided notwithstanding Section 3.C. above that no such action will change or affect (a) the voting rights of the Series A Preferred Stock, or (b) the amount of cash, securities or other property receivable or to be received by the Series A Holders. An adjustment to the number of outstanding shares of Common Stock pursuant to a reverse stock split or forward stock split shall not be prohibited or restricted by this Section 6.D.

F.         Generally Accepted Accounting Principles. When any accounting determination or calculation is required to be made, such determination or calculation (unless otherwise provided) will be made in accordance with generally accepted accounting principles, consistently applied, except that if because of a change in generally accepted accounting principles the Corporation would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, such determination or calculation will continue to be made in accordance with the Corporation’s previous accounting methods and policies unless the Corporation has obtained the prior written consent of the holders of a majority of the Series A Preferred Stock then outstanding.

G.         The number of authorized shares of Preferred Stock of the Corporation is 10,000,000, and the number of shares of Series A Preferred Stock, none of which has been issued, is 51.

IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Certificate this 20th day of September, 2016.

DOMINOVAS ENERGY CORPORATION

By:	/s/ Neal Allen
Name:	Neal Allen
Title:	Chief Executive Officer